UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2005

ACCREDO HEALTH, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-25769 (Commission File Number)	62-1642871 (IRS Employer Identification No.)

1640 Century Center Pkway, Suite 101, Memphis, Tennessee (Address of Principal Executive Offices)	38134 (Zip Code)

(901) 385-3688
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 11, 2005, Accredo Health, Incorporated (“Accredo”) issued a press release announcing the date of the special meeting of Accredo’s stockholders to consider and vote on a proposal to adopt the Agreement and Plan of Merger among Accredo, Medco Health Solutions, Inc. and Raptor Merger Sub, Inc. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit 99.1 Press Release, dated July 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredo Health, Incorporated
By:	/s/ Thomas W. Bell, Jr.
Thomas W. Bell, Jr.
General Counsel and Secretary

Dated: July 11, 2005

EXHIBIT INDEX

Exhibit 99.1 Press Release, dated July 11, 2005.